THE ADVISORS' INNER CIRCLE FUND (THE "TRUST")
                ACADIAN EMERGING MARKETS PORTFOLIO (THE "FUND")

                        SUPPLEMENT DATED AUGUST 25, 2015
                TO THE FUND'S SUMMARY PROSPECTUS, PROSPECTUS AND
                  STATEMENT OF ADDITIONAL INFORMATION ("SAI"),
                            EACH DATED MARCH 1, 2015

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS, PROSPECTUS AND SAI, AND SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY PROSPECTUS, PROSPECTUS AND SAI.

Effective October 1, 2015 (the "Effective Date"), the Fund will be closed to most new and additional investments because Acadian Asset Management LLC (the "Adviser") believes that the implementation of the Fund's investment strategy may be adversely affected if the size of the Fund is not limited.

While any existing shareholder may continue to reinvest Fund dividends and distributions, other new or additional investments in the Fund may only be made by those investors within the following categories:

     o Clients of certain broker-dealers or other financial intermediaries designated by the Adviser based on their relationships with the Fund;

     o Accounts of employee benefit plans sponsored by a business or other organization, or an affiliate thereof, that is a Fund shareholder as of the Effective Date; and

     o Trustees and officers of the Trust, employees of the Adviser, and their immediate family members.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


                                                                 ACA-SK-020-0100